UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 15, 2005

World Financial Network Credit Card Master Note Trust
(Issuer of the Notes)
World Financial Network Credit Card Master Trust
(Issuer of the Collateral Certificate)

WFN Credit Company, LLC

(Transferor to each of the trusts)
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-113669, 333-60418, 333-60418-01	31-1772814
(Commission File Number)	(I.R.S. Employer Identification No.)

220 West Schrock Road, Westerville, Ohio	43081
(Address of Principal Executive Offices)	(Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Monthly Noteholders’ Statement
Monthly Noteholders' Statement, February 2005

Item 8.01. Other Events.

     The Registrants hereby amend the form 8-K, dated March 15, 2005 (previously filed by the Registrants on March 22, 2005), pursuant to which the Monthly Noteholder’s Statement for the February 2005 Monthly Period was filed as Exhibit 20. The attached Exhibit 20 shall replace the previously filed Exhibit 20.

March, 15 2005 is a Distribution Date for the Series 2002-A Notes, Series 2003-A Notes, Series 2004-A Notes, Series 2004-B Notes and Series 2004-C Notes issues by World Financial Credit Card Master Note Trust. The monthly Noteholders’ Statement for the February 2005 Monthly Period is filed herewith as Exhibit 20.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
No.	Document Description

20	Monthly Noteholders’ Statement, February 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as
Co-Registrant and as depositor on behalf of
WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST
AND WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, as
Co-Registrants

Dated: March 22, 2005	By: /s/ Daniel T. Groomes

Name: Daniel T. Groomes
Title: President

INDEX TO EXHIBITS

Exhibit No.	Document Description	Sequential Page No.

20	Monthly Noteholders’ Statement, February 2005	4